Exhibit 99.1

News Release

Charlotte's Web Announces Shareholder Meeting Voting Results

DENVER, CO. – June 23, 2022 - (TSX:CWEB) (OTCQX:CWBHF) Charlotte's Web Holdings, Inc. ("Charlotte's Web" or the "Company") is pleased to announce the results from its 2022 annual general meeting of shareholders held on June 22, 2022 via live audio webcast (the "Meeting"). Each of the matters voted upon at the Meeting is discussed in detail in the Company's Proxy Statement dated April 28, 2022, a copy of which is available on the Company's SEDAR profile at www.sedar.com and on EDGAR at www.sec.gov.

The total number of votes cast at the Meeting was 47,203,015, representing 32.51% of the total number of votes attached to the outstanding voting shares of the Company. According to the proxies received, the results of the vote for the election of directors were as follows:

Nominee	# Votes For	% Votes For	# Votes Withheld	% Votes Withheld
John Held	18,090,259	93.04%	1,351,211	6.96%
Jacques Tortoroli	18,394,916	94.61%	1,046,554	5.39%
Jean Birch	18,261,129	93.92%	1,180,341	6.08%
Susan Vogt	18,145,747	93.33%	1,295,723	6.67%
Tim Saunders	18,247,008	93.85%	1,194,462	6.15%

Detailed results of the matters considered at the Meeting are reported in the Report of Voting Results as filed on the Company's SEDAR profile at www.sedar.com.

About Charlotte’s Web Holdings, Inc.

Charlotte's Web Holdings, Inc., a Certified B Corporation headquartered in Denver, is the market leader in innovative hemp extract wellness products under a family of brands which includes Charlotte's Web™, CBD Medic™, CBD Clinic™, and Harmony Hemp™. Charlotte's Web branded premium quality products start with proprietary hemp genetics that are 100-percent American farm -grown using organic and regenerative cultivation practices. The Company’s hemp extracts have naturally occurring botanical compounds including cannabidiol ("CBD"), CBC, CBG, terpenes, flavonoids, and other beneficial compounds. Charlotte's Web product categories include full-spectrum hemp CBD oil tinctures (liquid products), CBD gummies (sleep, stress, exercise recovery), CBD capsules, CBD topical creams and lotions, as well as CBD pet products for dogs. Through its vertically integrated business model, Charlotte’s Web maintains stringent control over product quality and consistency with 20+ product lot testing for quality assurance. Charlotte’s Web products are distributed to more than 15,000 retail, over 8,000 health care practitioners, and online through the Company's website at www.CharlottesWeb.com.

Forward-Looking Information

Certain information in this news release constitutes forward-looking statements and forward-looking information (collectively, "forward-looking information"). In some cases, but not necessarily in all cases, forward looking information can be identified by the use of forward-looking terminology such as "plans", "targets", "expects" or "does not expect", "is expected", "an opportunity exists", "is positioned", "estimates", "intends", "assumes", "anticipates" or "does not anticipate" or "believes", or variations of such words and phrases or state that certain actions, events or results "may", "could", "would", "might", "will" or "will be taken", "occur" or "be achieved". In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances contain forward-looking information.

Statements containing forward-looking information are not historical facts but instead represent management's current expectations, estimates and projections regarding the future of our business, future plans, strategies, projections, anticipated events and trends, the economy and other future conditions. Forward-looking information is necessarily based on a number of opinions, assumptions and estimates that, while considered reasonable by the Company as of the date of this news release, are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking information. Important factors that could cause actual results and financial condition to differ materially from those indicated in the forward-looking information include, among others, the factors discussed throughout the "Risk Factors" section of the Company's most recently filed annual information form available on www.SEDAR.com and in the Company's most recently filed Form 10, as amended, and other filings with the Securities and Exchange Commission available on www.SEC.com. Except as required by applicable securities laws, the Company undertakes no obligation to publicly update any forward-looking information, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

For more information:

Investor Contact:

Cory Pala | Director of Investor Relations

(720) 484-8930

Cory.Pala@CharlottesWeb.com

Charlotte’s Web Holdings, Inc.

THE WORLD’S MOST TRUSTED HEMP EXTRACT™